UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
(Amendment No. 1)
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2018
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(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This amendment No. 1 (this "Amendment") amends the Current Report on Form 8-K of Air Transport Services Group, Inc., filed with the United States Securities and Exchange Commission on November 9, 2018 (the "Original 8-K), related to its acquisition of Omni Air International LLC; its wholly owned subsidiary, Advanced Flight Services, LLC; Omni Aviation Leasing, LLC; and T7 Aviation Leasing, LLC, (referred to collectively herein as "Omni"). This Form 8-K/A amends the Original 8-K to include the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K and does not amend or otherwise update any other information in the Original 8-K. Accordingly, this Amendment should be read in conjunction with the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.
The audited consolidated balance sheets of Omni as of December 31, 2017 and 2016, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2017 are filed as Exhibit 99.2 to this amendment and incorporated herein by this reference.
The unaudited interim financial statements of Omni as of September 30, 2018 and 2017 are filed as Exhibit 99.3 to this amendment and incorporated herein by this reference.

(b)  Pro Forma Financial Information.
The unaudited pro forma financial information required by Item 9.01 and pursuant to Article 11 of Regulation S-X are filed as Exhibit 99.4 to this amendment and incorporated herein by this reference.
(c) Shell company transactions.
Not applicable

(d)  Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Independent Certified Public Accountants, filed herewith.
99.1	Press release issued by Air Transport Services Group, Inc., dated November 9, 2018, relating to the acquisition of Omni Air International LLC (1)
99.2
Audited consolidated balance sheets of Omni as of December 31, 2017 and 2016, and the related consolidated statements of operations, stockholders' and members' equity and cash flows for each of the three years in the period ended December 31, 2017, filed herewith.

99.3	Unaudited interim financial statements of Omni as of September 30, 2018, filed herewith.
99.4	Unaudited Pro forma financial information required by Item 9.01 and pursuant to Article 11 of Regulation S-X, filed herewith.
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(1)	Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on November 9, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	January 18, 2019